Exhibit 99.2

Arista Financial Corp. Announces 2020 Growth Plans

Company Appoints an Experienced Chief Financial Officer

Arista’s Mobility Subsidiary to Target Carsharing Market, Estimated at $12 Billion by 2024

Short Hills, New Jersey, January 27, 2020 -- Arista Financial Corp., a financial service holding company (the “Company”) (OTC: ARST), announced today that it has appointed William J. Caragol as its new Chief Financial Officer. Mr. Caragol has extensive experience with growth stage microcap companies in finance, mergers and acquisitions, business development and accounting.

The Company had previously announced that it intends to enter the mobility industry through a newly created majority owned subsidiary, Arista Mobility Group Ltd. (“AMG”) and with the addition of Mr. Caragol, it now will move forward with the formal incorporation of this entity in anticipation of commencing its activities in the mobility industry. The Company has evaluated the Carsharing Market, which has been estimated to grow to $12 Billion by 2024 (by Global Market Insights, Inc.), and has determined that the expertise and experience of the AMG management group combined with the Company’s experience in the transportation industry, provides an outstanding opportunity for growth in 2020 and beyond.

Arista Financial Corp. currently operates in the transportation industry through its wholly owned subsidiary, Arista Capital, which provides trucks mostly to owner-operators that would otherwise be unable to obtain these vehicles. The Company sees a similar opportunity through AMG to provide vehicles on a rental basis to drivers for ridesharing and delivery companies such as Uber, Lyft and Door Dash, who otherwise are unable to obtain these vehicles through other sources.

Mr. Patrizio, CEO of Arista Financial commented that “Bill Caragol is an excellent addition to the Arista team as he brings a wealth of financial knowledge and public company experience to this role. I am very confident that this tremendous addition to the Executive Management team will accelerate our move into the next chapter of the Company’s growth. “

The Company expects to provide further details regarding its plans for the mobility industry soon.

About Arista Financial Corp.

Arista Financial Corp. is a publicly traded holding company (ARST) which seeks to take advantage of the current vehicle finance marketplace through its wholly owned subsidiary, Arista Capital.

To learn more about Arista Financial Corp., visit www.aristafinancial.com.

FORWARD-LOOKING DISCLAIMER

Statements about the Company’s future expectations, including the Carsharing Market, growing to $12 Billion by 2024, and that the expertise and experience of the AMG management group combined with the Company’s experience in the transportation industry, provides an outstanding opportunity for growth in 2020 and beyond; constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and as that term is defined in the Private Litigation Reform Act of 1995. Such forward-looking statements involve risks and uncertainties and are subject to change at any time, and the Company’s actual results could differ materially from expected results. These risks and uncertainties include, without limitation, the Company’s ability to capitalize its AMG business; the Company’s ability to raise capital; the Company’s ability to grow its Carsharing Business; as well as other risks. Additional information about these and other factors that could affect the Company's business is set forth in the Company's various filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this statement or to reflect the occurrence of unanticipated events, except as required by law.

INVESTOR RELATIONS CONTACT:

Tony Schor, Investor Awareness, Inc.

on behalf of Arista Financial Corp.

Email: tony@investorawareness.com

COMPANY CONTACT:

Paul Patrizio, Chairman/CEO

Arista Financial Corp.

Phone: 973-218-2428